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                                                                    EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-97134) of Romac International, Inc. and its subsidiaries of our report dated February 25, 1998 appearing in the Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.


Price Waterhouse LLP
Tampa, Florida
February 25, 1998